CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2014	Dec. 31, 2013
Accounts payable	$ 6,242,761	$ 13,001,974
Held-for-sale liabilities		7,490,383
Ordinary shares, par value (in dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	10,000,000,000	10,000,000,000
Ordinary shares, shares issued	455,223,849	439,876,279
Ordinary shares, shares outstanding	455,223,849	439,876,279
VIEs.
Accounts payable	0	91,666
Held-for-sale liabilities	$ 0	$ 7,490,383